                                                                   Exhibit 10(q)


                   AMENDED AND RESTATED TRUST AGREEMENT NO. 2

            This Amended and Restated Trust Agreement No. 2 ("Trust Agreement No. 2") is made on this 15th day of October, 2002, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs"), and KeyBank National Association, a national banking association, as trustee (the "Trustee").

                                  WITNESSETH:

            WHEREAS, Cleveland-Cliffs and Ameritrust Company National Association, a predecessor of the Trustee, entered into a trust agreement ("Original Trust Agreement No. 2"), dated October 28, 1987, to provide for the payment of reasonable attorneys' and related fees and expenses incurred by certain executives in the enforcement of their rights under agreements between such executives and Cleveland-Cliffs in effect at that time; and

            WHEREAS, the Original Trust Agreement No. 2 was amended and restated by an instrument dated March 24, 1992 and was further amended and restated, effective June 1, 1997 ("Amended and Restated Trust Agreement No. 2"); and

            WHEREAS, the Amended and Restated Trust Agreement No. 2 was amended by the First Amendment to Amended and Restated Trust Agreement No. 2, effective July 1, 1997; and

            WHEREAS, the Amended and Restated Trust Agreement No. 2 was further amended by the Trust Agreement No. 2 Amendments to Exhibits, effective January 1, 2000; and

            WHEREAS, Cleveland-Cliffs and the Trustee entered into a trust agreement ("Original Trust Agreement No. 6"), dated January 22, 1988, to provide for payment of expenses associated with the enforcement of certain indemnitee's rights under indemnification agreements; and

            WHEREAS, the Original Trust Agreement No. 6 was amended by a First Amendment to Trust Agreement No. 6, dated April 9, 1991; and

            WHEREAS, the Original Trust Agreement No. 6 was further amended and restated by an Amended and Restated Trust Agreement No. 6 ("Amended and Restated Trust Agreement No. 6"), effective March 9, 1992; and

            WHEREAS, the Amended and Restated Trust Agreement No. 6 was amended by the First Amendment to the Amended and Restated Trust Agreement No. 6, effective July 1, 1997; and

            WHEREAS, under the provisions of certain severance agreements between each of the executives of Cleveland-Cliffs ("Executives") listed (from time to time as provided in Section 9(c) hereof) on Exhibit A hereto and Cleveland-Cliffs ("Executive Agreements"), as each of the same may hereafter be amended or restated, or any successor thereto, the Executives may become entitled to certain compensation, pension and other benefits; and

            WHEREAS, under the provisions of the Cleveland-Cliffs Inc Change in Control Severance Pay Plan ("Severance Plan"), effective January 1, 2000, as the same may be supplemented, amended, or restated, or any successor thereto, certain key employees ("Key Employees") also listed (from time to time as provided in Section 9(c) hereof) on Exhibit A hereto, may become entitled to compensation, pension and other benefits; and

            WHEREAS, under the provisions of the Cleveland-Cliffs Inc Retention Plan for Salaried Employees ("Retention Plan"), adopted February 1, 1997, as the same may be supplemented, amended, or restated, or any successor thereto, certain salaried employees identified therein may become entitled to compensation and other benefits; and

            WHEREAS, Cleveland-Cliffs has entered into and may from time to time enter into separate indemnification agreements (substantially in the form attached hereto as Exhibits B and C) with its directors and certain officers of Cleveland-Cliffs ("Directors/Officers") (as listed on Exhibit D hereto) (each such indemnification agreement being hereinafter referred to as an "Indemnification Agreement"); and

            WHEREAS, in addition to the compensation, pension and other benefits provided by the Executive Agreements, the Severance Plan, the Retention Plan and the Indemnification Agreements, in order to ensure that the obligations of Cleveland-Cliffs under the Executive Agreements, the Severance Plan, the Retention Plan and the Indemnification Agreements can be enforced by the Executives, the Key Employees, the employees covered by the Retention Plan and the Directors/Officers, respectively, (referred to herein singularly as an "Indemnitee" and collectively as "Indemnitees") in the event of a "Change of Control" (as defined herein) (i) the Executive Agreements, the Severance Plan and the Retention Plan all provide that Cleveland-Cliffs will establish a trust to fund reasonable attorneys' and related fees and expenses associated with a lawsuit, action or other proceeding brought by or on behalf of an Indemnitee to enforce certain provisions of such Indemnitee's Executive Agreement, the Severance Plan and the Retention Plan and (ii) each Indemnification Agreement provides, among other things, for Cleveland-Cliffs to pay and be solely responsible for the expenses associated with the enforcement of the Indemnitee's rights under the Indemnitee's Indemnification Agreement, including without limitation fees and expenses of attorneys and others (all such fees and expenses associated with enforcing the provisions of the Executive Agreements, the Severance

Plan, the Retention Plan and the Indemnification Agreements are referred to collectively herein as "Expenses"); and the foregoing trust arrangement will be considered a part of the Executive Agreements, the Severance Plan and the Retention Plan, and will set forth the terms and conditions relating to the payment of Expenses; and

            WHEREAS, Cleveland-Cliffs desires to terminate Amended and Restated Trust Agreement No. 6, amend and restate the Amended and Restated Trust Agreement No. 2 as this Trust Agreement No. 2 heretofore entered into and has transferred or will transfer to the trust ("Trust") established by this Trust Agreement No. 2 assets from Amended and Restated Trust Agreement No. 6 which along with assets held in this Trust Agreement No. 2 shall be held therein until paid to Indemnitees with respect to Expenses in such manner and at such times as specified herein.

            NOW, THEREFORE, effective October 15, 2002 ("Effective Date"), the parties hereby terminate Trust Agreement No. 6 and amend and restate the Amended and Restated Trust Agreement No. 2 as this Trust Agreement No. 2 and agree that the Trust shall be comprised, held and disposed of as follows:

            1. Trust Fund. (a) At the Effective Date, the principal amount of the Trust shall be Five Hundred Fifty-eight Thousand Nine Dollars and Twenty-nine cents ($558,009.29), to be held, administered and disposed of by the Trustee as herein provided.

            (b) The Trust hereby established shall be revocable by Cleveland-Cliffs at any time prior to the date on which occurs a "Change of Control," as that term is defined in this Section l(b); on or after such date, this Trust shall be irrevocable. Cleveland-Cliffs shall notify the Trustee promptly in the event that a Change of Control has occurred. The term "Change of Control" shall mean the occurrence of any of the following events:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended ("Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then outstanding securities of Cleveland-Cliffs entitled to vote generally in the election of directors ("Voting Stock"); provided, however, that for purposes of this Section 1(b)(i), the following acquisitions shall not constitute a Change of Control: (A) any issuance of Voting Stock of Cleveland-Cliffs directly from Cleveland-Cliffs that is approved by the Incumbent Board (as defined in Section 1(b)(ii), below) of the Board of Directors of Cleveland-Cliffs ("Board"), (B) any acquisition by Cleveland-Cliffs of Voting Stock of Cleveland-Cliffs, (C) any acquisition of Voting Stock of Cleveland-Cliffs by any employee benefit plan (or related trust) sponsored or maintained by Cleveland-Cliffs or any Subsidiary, or (D) any acquisition of Voting Stock of Cleveland-Cliffs by any Person pursuant to a Business Combination that complies with clauses (A), (B) and (C) of
      Section 1(b)(iii), below; or

                  (ii) individuals who, as of the date hereof, constitute the Board ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a member of the Board (a "Director") subsequent to the date hereof whose election, or nomination for election by Cleveland-Cliffs's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Cleveland-Cliffs in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) consummation of a reorganization, merger or consolidation involving Cleveland-Cliffs, a sale or other disposition of all or substantially all of the assets of Cleveland-Cliffs, or any other transaction involving Cleveland-Cliffs (each, a "Business Combination"), unless, in each case, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of Cleveland-Cliffs immediately prior to such Business Combination beneficially own, directly or indirectly, more than 55% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns Cleveland-Cliffs or all or substantially all of Cleveland-Cliffs's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Voting Stock of Cleveland-Cliffs, (B) no Person (other than Cleveland-Cliffs, such entity resulting from such Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by Cleveland-Cliffs, any Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                  (iv) approval by the shareholders of Cleveland-Cliffs of a complete liquidation or dissolution of Cleveland-Cliffs, except pursuant to a Business Combination that complies with clauses (A), (B) and (C) of
      Section 1(b)(iii).

            (c) The principal of the Trust and any earnings thereon shall be held in trust separate and apart from other funds of Cleveland-Cliffs exclusively for the uses and purposes herein set forth. No Indemnitee shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust prior to the time that such assets are paid to an Indemnitee as Expenses as provided herein.

            (d) Any Company (as defined in paragraph (e) below) may at any time or from time to time make additional deposits of cash or other property in the Trust to augment the principal to be held, administered and disposed of by the Trustee as herein provided, but no payments of all or any portion of the principal of the Trust or earnings thereon shall be made to Cleveland-Cliffs or any other person or entity on behalf of Cleveland-Cliffs except as herein expressly provided.

            (e) The term "Company" as used herein shall mean Cleveland-Cliffs, any wholly owned subsidiary or any partnership or joint venture in which Cleveland-Cliffs and/or any wholly-owned subsidiary is a partner or venturer, and Empire Iron Mining Partnership, or any entity that is a successor to Cleveland-Cliffs in ownership of substantially all of its assets.

            (f) This Trust Agreement No. 2 shall be construed as a part of the Executive Agreements, the Severance Plan and the Retention Plan.

            (g) This Trust is intended to be a grantor trust, within the meaning of Section 671 of the Internal Revenue Code of 1986, as amended ("Code"), or any successor provision thereto, and shall be construed accordingly. The Trust is not designed to qualify under Section 401(a) of the Code or to be subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

            2. Payments to Indemnitees. (a) The Trustee shall promptly pay Expenses to the Indemnitees from the assets of the Trust in accordance with
Section 7 of the Executive Agreements, Section 11 of the Severance Plan, Article IX of the Retention Plan, Sections 2, 3, 4 and 7 of each Indemnification Agreement and this Section 2, provided that (i) this Trust Agreement No. 2 has not been terminated pursuant to Section 12 hereof; (ii) the Trust has become irrevocable; (iii) with respect to the first demand for payment of Expenses hereunder received by the Trustee, the Trustee shall immediately give appropriate notice thereof to all Indemnitees, and shall make no payment of Expenses until the 21st day after such notice has been given; and (iv) the requirements of Section 2(c) and 2(d) hereof have been satisfied. The Trustee shall promptly inform the Company as to amounts paid to any Indemnitee pursuant to this Section.

            (b) It is the intention of Cleveland-Cliffs that during the 21-day period prescribed by Section 2(a)(iii) hereof, the Indemnitees will make reasonable efforts to consult with each other and to take into account the interests of all Indemnitees in deciding on how best to proceed to enforce the provisions of the Executive Agreements, the Severance Plan, the Retention Plan, and/or the Indemnification Agreements such that the assets of the Trust are utilized most effectively; provided, however, that this Section 2(b) is to be construed as precatory in nature, and in the absence of any other agreement or arrangement, this Trust Agreement No. 2 (without regard to this Section 2(b)) shall apply to the payment of Expenses.

            (c) A demand for payment by an Indemnitee hereunder must be made within two months of the date on which the Indemnitee receives a bill, invoice or other statement setting forth the Expenses that have been incurred, and with respect to the Indemnification Agreements, prior to the sixth anniversary after termination of such Indemnitee's services with Cleveland-Cliffs. In order to demand payment hereunder, the Indemnitee must deliver to the Trustee (i) a certificate signed by or on behalf of such Indemnitee, certifying to the Trustee that the Company is in default in paying the Indemnitee a specified amount which the Indemnitee states to be owed under an Executive Agreement, the Severance Plan, the Retention Plan or an Indemnification Agreement, and (ii) a notice in writing and in reasonable detail of the Expenses that are to be paid hereunder.

            (d) To the extent payments hereunder may be made only from funds held in the form of a deposit or obligation, such payments may be postponed until such deposit or obligation shall have matured. Payments shall be made to the Indemnitee in the full amount noticed until the Trust is depleted; provided that if on the date such amount is to be paid from the Trust other amounts have been claimed but not yet paid to the same or other Indemnitees and the aggregate amount so claimed exceeds the amount available in the Trust, the Trustee shall only pay that portion of the amount then available to each such Indemnitee determined by multiplying such amount by a fraction, the numerator of which is the amount then in the Trust and the denominator of which is the aggregate amount noticed by the Indemnitees to be owed but not yet paid to that date.

            3. Rights of Indemnitees. (a) Nothing in this Trust Agreement No. 2 shall in any way diminish any rights of any Indemnitee to pursue his rights as a general creditor of the Company with respect to Expenses or otherwise, and (b) the rights of the Indemnitees under the Executive Agreements, Severance Plan, Retention Plan or Indemnification Agreements shall in no way be affected or diminished by any provision of this Trust Agreement No. 2 or action taken pursuant to this Trust Agreement No. 2, it being the intent of Cleveland-Cliffs that rights of the Indemnitees be security for obligations of the Company under the Executive Agreements, Severance Plan, Retention Plan or Indemnification Agreements, except that any payment actually received by any Indemnitee hereunder shall reduce dollar-per-dollar amounts otherwise due to such Indemnitee pursuant to Section 7 of the Executive Agreements, Section 11 of the Severance Plan, Article IX of the Retention Plan or Sections 2, 3, 4 and 7 of the Indemnification Agreements, as applicable.

            4. Payments to Cleveland-Cliffs. Except to the extent expressly contemplated by Section l(b), Cleveland-Cliffs shall have no right or power to direct the Trustee to return any of the Trust assets to Cleveland-Cliffs before all payments of Expenses have been made to all Indemnitees as herein provided.

            5. Investment of Trust Fund. The Trustee shall invest the principal of the Trust including any income accumulated and added to principal in (a) interest-bearing deposit accounts or certificates of deposit (including any such accounts or certificates issued or offered by the Trustee or any successor or affiliated corporation but excluding obligations of the Company), (b) direct obligations of the United States of America, or obligations the payment of which is guaranteed, as to both principal and interest, by the government or an agency of the government of the United States of America, or (c) one or more mutual funds or commingled funds, whether or not maintained by the Trustee, substantially all of the assets of which is invested in obligations the income from which is not subject to taxation; provided, however, that no such investment may mature more than 90 days after the date of purchase. Nothing in this Trust Agreement No. 2 shall preclude the commingling of Trust assets for investment.

            6. Income of the Trust. During the continuance of this Trust all net income of the Trust shall be retained in the Trust and added to the principal of the Trust.

            7. Accounting by Trustee. The Trustee shall keep records in reasonable detail of all investments, receipts, disbursements and all other transactions required to be done, including such specific records as shall be agreed upon in writing by Cleveland-Cliffs and the Trustee. All such accounts, books and records shall be open to inspection and audit at all reasonable times by Cleveland-Cliffs, by any Indemnitee or by any agent or representative of any of the foregoing. Within 60 calendar days following the end of each calendar year and within 60 calendar days after the removal or resignation of the Trustee, the Trustee shall deliver to Cleveland-Cliffs and, if such year end, removal or resignation occurs on or after the date on which a Change of Control has occurred, to each Executive, Key Employee and Director/Officer a written account of its administration of the Trust during such year or during the period from the end of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions affected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all, cash, securities, rights and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. The Trustee shall furnish to Cleveland-Cliffs on a quarterly basis (or as Cleveland-Cliffs shall direct from time to time) and in a timely manner such information regarding the Trust as Cleveland-Cliffs shall require for purposes of preparing its statements of financial condition. Unless Cleveland-Cliffs or any Executive, Key Employee and Director/Officer shall have filed with the Trustee written exception or objection to any such statement and account within 90 days after receipt thereof, Cleveland-Cliffs and the Indemnitees shall be deemed to have approved such statement and account, and in such case the Trustee shall be forever released and discharged with respect to all matters and things reported in such statement and account as though it had been settled by a decree of a court of competent jurisdiction in an action or proceeding to which Cleveland-Cliffs and the Indemnitees were parties.

            8. Responsibility of Trustee. (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent corporate trustee, acting in like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval which is contemplated by and in conformity and compliance with the terms of this Trust Agreement No. 2, the Executive Agreements, the Severance Plan, the Retention Plan and the Indemnification Agreements, and is given in writing by Cleveland-Cliffs or by an Indemnitee with respect to his beneficial interest herein; and provided, further, that the Trustee shall have no duty to seek additional deposits of principal from Cleveland-Cliffs, and the Trustee shall not be responsible for the adequacy of this Trust.

            (b) The Trustee shall not be required to undertake or to defend any litigation arising in connection with this Trust Agreement No. 2 unless it be first indemnified by Cleveland-Cliffs against its prospective costs, expenses, and liabilities (including without limitation attorneys' fees and expenses) relating thereto, and Cleveland-Cliffs hereby agrees to indemnify the Trustee and to be primarily liable for such costs, expenses and liabilities.

            (c) The Trustee may consult with legal counsel (which, after a Change of Control, shall be independent with respect to the Company) with respect to any of its duties or obligations hereunder, and shall be fully protected in acting or refraining from acting in accordance with the advice of such counsel.

            (d) The Trustee may rely and shall be protected in acting or refraining from acting within the authority granted by the terms of this Trust Agreement No. 2 upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties, including, without limiting the scope of this
Section 8(d), (i) the notice of a Change of Control required by Section l(b) hereof, and (ii) the certification and notice required by Section 2(c) hereof.

            (e) The Trustee may hire agents, accountants and financial consultants, who may be agents, accountants, or financial consultants, as the case may be, for the Company, and shall not be answerable for the conduct of same if appointed with due care.

            (f) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law unless expressly provided otherwise herein.

            (g) The Trustee is empowered to take all actions necessary or advisable in order to collect any benefits or payment of which the Trustee is the designated beneficiary.

            9. Amendments, Etc. to the Executive Agreements, the Severance Plan, the Retention Plan and the Indemnification Agreements; Cooperation of Cleveland-Cliffs. (a) Cleveland-Cliffs has previously furnished the Trustee a complete and correct copy of each Executive Agreement, the Severance Plan, the Retention Plan and each Indemnification

Agreement. Any Indemnitee may, and Cleveland-Cliffs shall, provide the Trustee with true and correct copies of any amendment, restatement or successor to any Executive Agreement, the Severance Plan, the Retention Plan and any Indemnification Agreement, whereupon such amendment, restatement or successor shall be incorporated herein by reference, provided that such amendment, restatement or successor shall not affect the Trustee's duties and responsibilities hereunder without the consent of the Trustee; and provided, further, that the failure of Cleveland-Cliffs to furnish any such amendment, restatement, or successor shall in no way diminish the rights of any Indemnitee under this Trust Agreement No. 2 or under any Executive Agreement, the Severance Plan, the Retention Plan or any Indemnification Agreement.

            (b) Cleveland-Cliffs shall provide the Trustee with all information requested by the Trustee for purposes of determining payments to the Indemnitees as provided in Section 2. Upon the failure of Cleveland-Cliffs or any Indemnitee to provide any such information requested by the Trustee for purposes of determining payments to the Indemnitees as provided in Section 2, the Trustee shall, to the extent necessary in the sole judgment of the Trustee, (i) compute the amount payable hereunder to any Indemnitee; and (ii) notify Cleveland-Cliffs and the Indemnitee in writing of its computations. Thereafter this Trust Agreement No. 2 shall be construed as to the Trustee's duties and obligation hereunder in accordance with such Trustee determinations without further action; provided, however, that no such determinations shall in any way diminish the rights of the Indemnitees hereunder or under the Executive Agreements, Severance Plan, Retention Plan or Indemnification Agreements, and provided, further, that no such determination shall be deemed to modify this Trust Agreement No. 2 or any Executive Agreement, the Severance Plan, the Retention Plan or any Indemnification Agreement.

                  (c) At such times as may in the judgment of Cleveland-Cliffs be appropriate, Cleveland-Cliffs shall furnish to the Trustee any amendment to Exhibit A or Exhibit D for the purpose of the addition of Indemnitees to Exhibit A or Exhibit D (or the deletion of Indemnitees from Exhibit A or Exhibit D who are not currently and shall not in the future be entitled to Expenses); provided, however, that no such amendment shall be made after the date of a Change of Control, other than to designate a different address pursuant to Section 14 hereof.

                  10. Compensation and Expenses of Trustee. The Trustee shall be entitled to receive such reasonable compensation for its services as shall be agreed upon by Cleveland-Cliffs and the Trustee. The Trustee shall also be entitled to reimbursement of its reasonable expenses incurred with respect to the administration of the Trust including fees and expenses incurred pursuant to Sections 8(c) and 8(e) hereof. Such compensation and expenses shall in all events be payable either directly by Cleveland-Cliffs or, in the event that Cleveland-Cliffs shall refuse, from the assets of the Trust. The Trust shall have a claim against Cleveland-Cliffs for any such compensation or expenses so paid.

                  11. Replacement of the Trustee. (a) The Trustee may resign after providing not less than 90 days' notice to Cleveland-Cliffs and, on or after the date on which a Change of Control has occurred, to the Executives, Key Employees and Directors/Officers. Prior to the date on which a Change of Control has occurred, the Trustee may be removed at any time by Cleveland-Cliffs. On or after such date, such removal shall also require the agreement of a majority of the Executives, Key Employees and Directors/Officers. Prior to the date on which a Change of Control has occurred, a replacement or successor trustee shall be appointed by Cleveland-Cliffs. On or after such date, such appointment shall also require the agreement of a majority of the Executives, Key Employees and Directors/Officers. No such removal or resignation shall become effective until the acceptance of the trust by a successor trustee designated in accordance with this Section 11. If the Trustee should resign, and within 45 days of the notice of such resignation Cleveland-Cliffs and a majority of the Executives, Key Employees and Directors/Officers (if required) shall not have notified the Trustee of an agreement as to a replacement trustee, the Trustee shall appoint a successor trustee, which shall be a bank or trust company, wherever located, having a capital and surplus of at least $500,000,000 in the aggregate, or the Trustee may apply to a court of competent jurisdiction for the appointment of a successor trustee. The costs and expenses of such application will be charged against the Trust. Notwithstanding the foregoing, a new trustee shall be independent and not subject to control of either Cleveland-Cliffs or the Indemnitees. Upon the acceptance of the trust by a successor trustee, the Trustee shall release all of the monies and other property in the Trust to its successor, who shall thereafter for all purposes of this Trust Agreement No. 2 be considered to be the "Trustee."

                  (b) For purposes of the removal or appointment of a trustee under this Section 11, if any Executive, Key Employee or Director/Officer shall be deceased or adjudged incompetent, such person's personal representative (including his or her guardian, executor or administrator) shall participate in such person's stead.

                  12. Amendment or Termination. (a) This Trust Agreement No. 2 may be amended at any time and to any extent by a written instrument executed by the Trustee, Cleveland-Cliffs and, on or after the date on which a Change of Control has occurred, a majority of the Executives, Key Employees and Directors/Officers, except to make the Trust revocable after it has become irrevocable in accordance with Section l(b) hereof, or to alter Section 12(b) hereof, except that amendments contemplated by Section 9 hereof shall be made as therein provided.

                  (b) The Trust shall terminate upon the earliest of: (i) the tenth anniversary of the date on which a Change of Control has occurred; (ii) the sixth anniversary of the date on which a Change of Control has occurred, provided that the Trustee has received no demand for payment of Expenses prior to such anniversary; (iii) such time as the Trust no longer contains any assets; (iv) such time as the Trustee shall have received consents from all Indemnitees to the termination of this Trust Agreement No. 2; or (v) there is no longer any living Indemnitee under this Trust Agreement No. 2 and there is no pending demand by the estate of any Indemnitee against the Trust.

                  (c) Upon termination of the Trust as provided in Section 12(b) hereof, any assets remaining in the Trust shall be returned to Cleveland-Cliffs unless a determination is made by legal counsel experienced in such matters that the assets of the Trust may not be returned to Cleveland-Cliffs without violating Section 403(d)(2) of ERISA, or any successor provision thereto. If such a determination is made, any assets remaining in the Trust, after satisfaction of liabilities hereunder, pursuant to the written direction of Cleveland-Cliffs, shall be (i) distributed to any welfare benefit plan (within the meaning of ERISA) maintained by Cleveland-Cliffs at the time of distribution so established at such time in order to receive such assets from this Trust, or (ii) otherwise applied to provide benefits which may be provided by a welfare benefit plan (within the meaning of ERISA), directly or through the purchase of insurance.

                  13. Severability, Alienation, Etc. (a) Any provision of this Trust Agreement No. 2 prohibited by law shall be ineffective to the extent of any such prohibition without invalidating the remaining provisions hereof.

                  (b) To the extent permitted by law, benefits to Indemnitees under this Trust Agreement No. 2 may not be anticipated (except as herein expressly provided), assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process. No benefit actually paid to any Indemnitee by the Trustee shall be subject to any claim for repayment by the Company or Trustee, except in the event of
         (i) a false claim, or (ii) a payment is made to an incorrect
         Indemnitee.

                  (c) This Trust Agreement No. 2 shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.

                  (d) This Trust Agreement No. 2 may be executed in two or more counterparts, each of which shall be considered an original agreement. This Trust Agreement No. 2 shall become effective immediately upon the execution by Cleveland-Cliffs of at least one counterpart, it being understood that all parties need not sign the same counterpart, but shall not bind any Trustee until such Trustee has executed at least one counterpart.

                  14. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given when received:

         If to the Trustee, to:

                  KeyBank National Association
                  127 Public Square
                  Cleveland, Ohio 44114-1306

                  Attention:  Trust Counsel

                  If to Cleveland-Cliffs, to:

                  Cleveland-Cliffs Inc
                  1100 Superior Avenue
                  Cleveland, Ohio 44114

                  Attention:  Secretary

                  If to an Indemnitee, to:

                  His or her last address shown on
                  the records of the Company

         provided, however, that if any party or his or its successors shall have designated a different address by notice to the other parties, then to the last address so designated.

                  IN WITNESS WHEREOF, each of Cleveland-Cliffs and the Trustee have caused counterparts of this Amended and Restated Trust Agreement No. 2 effective as of the Effective Date to be executed on their behalf on the date set forth above, each of which shall be an original agreement.

                                      CLEVELAND-CLIFFS INC



                                      By: /s/ R. L. Kummer
                                         --------------------------------------
                                         Its: VP, Human Resources
                                             ----------------------------------

                                      KEYBANK NATIONAL ASSOCIATION
                                      as Trustee

                                      By: /s/ Kelley Clark
                                         --------------------------------------
                                         Its: VP
                                             ----------------------------------

                                      and

                                      By: /s/ Thor Haraldsson
                                         --------------------------------------
                                         Its: AVP
                                             ----------------------------------

                                                                       EXHIBIT A

                   AMENDED AND RESTATED TRUST AGREEMENT NO. 2

                          EXECUTIVES AND KEY EMPLOYEES

EXECUTIVES

            Name                                                   Title
-------------------------                         -------------------------------------------
     John S. Brinzo                               Chairman and Chief Executive Officer
     David H. Gunning                             Vice Chairman
     Thomas J. O'Neil                             President and Chief Operating Officer
     William R. Calfee                            Executive Vice President-Commercial
     Cynthia B. Bezik                             Senior Vice President-Finance


KEY EMPLOYEES

            Name                                                   Title
-------------------------                         -------------------------------------------------
     E. C. Dowling. Jr.                           Senior Vice President - Operations
     J. A. Trethewey                              Senior Vice President - Business Operations
     R. L. Kummer                                 Vice President - Human Resources
     R. Emmet                                     Vice President - Financial Planning and Treasurer
     D. J. Gallagher                              Vice President - Sales
     R. L. Shultz                                 Vice President - Reduced Iron Sales
     J. E. Lenhard                                Vice President, Secretary and General Counsel
     R. J. Leroux                                 Vice President and Controller
     R. C. Berglund                               General Manager - Northshore Mine
     S. A. Elmquist                               General Manager - Cliffs and Associates Ltd.
     R. L. Mariani                                General Manager - Empire Mine
     M. P. Mlinar                                 General Manager - Tilden Mine
     J. W. Sanders                                President - Wabush Mine
     J. N. Tuomi                                  General Manager - Hibbing Taconite Mine
     E. W. Smith                                  Assistant General Counsel and Assistant Secretary

                                                                       EXHIBIT B

                   AMENDED AND RESTATED TRUST AGREEMENT NO. 2
                   FORM OF DIRECTOR INDEMNIFICATION AGREEMENT

                            INDEMNIFICATION AGREEMENT

        This indemnification Agreement ("Agreement") is made as of the ____ day of __________by and between Cleveland-Cliffs Inc, an Ohio corporation (the "Company"), and ____________________________ (the "Indemnitee"), a Director of
the Company.

                                    RECITALS

        A. The Indemnitee is presently serving as a Director of the Company and the Company desires the Indemnitee to continue in that capacity. The Indemnitee is willing, subject to certain conditions including without limitation the execution and performance of this Agreement by the Company, to continue in that capacity.

        B. In addition to the indemnification to which the Indemnitee is entitled under the Regulations of the Company (the "Regulations"), the Company has obtained, at its sole expense, insurance protecting the Company and its officers and directors including the Indemnitee against certain losses arising out of actual or threatened actions, suits, or proceedings to which such persons may be made or threatened to be made parties. However, as a result of circumstances having no relation to, and beyond the control of, the Company and the Indemnitee, the scope of that insurance has been reduced and there can be no assurance of the continuation or renewal of that insurance.

        Accordingly, and in order to induce the Indemnitee to continue to serve in his present capacity, the Company and the Indemnitee agree as follows:

        1. Continued Service. The Indemnitee shall continue to serve at the will of the Company as a Director of the Company so long as he is duly elected and qualified in accordance with the Regulations or until he resigns in writing in accordance with applicable law.

        2. Initial Indemnity. (a) The Company shall indemnify the Indemnitee, if or when he is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company), by reason of the fact that he is or was a Director of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or omitted in any such capacity, against any and all costs, charges, expenses (including without limitation fees and expenses of attorneys and/or others; all such costs, charges and expenses being herein jointly referred to as "Expenses"), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection therewith including any appeal of or from any judgment or decision, unless it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company.

In addition, with respect to any criminal action or proceeding, indemnification hereunder shall be made only if the Indemnitee had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or upon a plea of no lo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.

        (b) The Company shall indemnify the Indemnitee, if or when he is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding by or in the right of the Company to procure a judgment in its favor, by reason of the fact that the Indemnitee is or was a Director of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against any and all Expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement thereof or any appeal of or from any judgment or decision, unless it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company, except that no indemnification shall be made in respect of any action or suit in which the only liability asserted against Indemnitee is pursuant to Section 1701.95 of the Ohio Revised Code.

        (c) Any indemnification under Section 2(a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in
Section 2(a) or 2(b). Such authorization shall be made (i) by the Directors of the Company (the "Board") by a majority vote of a quorum consisting of Directors who were not and are not parties to or threatened with such action, suit, or proceeding or (ii) if such a quorum of disinterested Directors is not available or if a majority of such quorum so directs, in a written opinion by independent legal counsel (designated for such purpose by the Board) which shall not be an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Company, or any person to be indemnified, within the five years preceding such determination, or (iii) by the shareholders of the Company (the "Shareholders"), or (iv) by the court in which such action, suit, or proceeding was brought.

        (d) To the extent that the Indemnitee has been successful on the merits or otherwise, including without limitation the dismissal of an action without prejudice, in defense of any action, suit, or proceeding referred to in Section 2(a) or 2(b), or in defense of any claim, issue, or matter therein, he shall be indemnified against Expenses actually and reasonably incurred by him in connection therewith. Expenses actually and reasonably incurred by the Indemnitee in defending any such action, suit, or proceeding shall be paid by the Company as they are incurred in advance of the final disposition of such action, suit, or proceeding under the procedure set forth in Section 4(b) hereof.

        (e) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee, or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; and references to the singular shall include the plural and VICE VERSA.

        3. Additional Indemnification. Pursuant to Section 1701.13(E)(6) of the Ohio Revised Code (the "ORC"), without limiting any right which the Indemnitee may have pursuant to Section 2 hereof or any other provision of this Agreement or the Articles of Incorporation, the Regulations, the ORC, any policy of insurance, or otherwise, but subject to any limitation on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder and subject to the following provisions of this
Section 3, the Company shall indemnify the Indemnitee against any amount which he is or becomes obligated to pay relating to or arising out of any claim made against him because of any act, failure to act, or neglect or breach of duty, including any actual or alleged error, misstatement, or misleading statement, which he commits, suffers, permits, or acquiesces in while acting in his capacity as a Director of the Company. The payments which the Company is obligated to make pursuant to this Section 3 shall include without limitation, judgments, fines, and amounts paid in settlement and any and all Expenses actually and reasonably incurred by the Indemnitee in connection therewith including any appeal of or from any judgment or decision; PROVIDED, HOWEVER, that the Company shall not be obligated under this Section 3 to make any payment in connection with any claim against the Indemnitee:

               (a) to the extent of any fine or similar governmental imposition which the Company is prohibited by applicable law from paying which results from a final, nonappealable order; or

               (b) to the extent based upon or attributable to the Indemnitee having actually realized a personal gain or profit to which he was not legally entitled, including without limitation profit from the purchase and sale by the Indemnitee of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, or profit arising from transactions in publicly traded securities of the Company which were effected by the Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, or Rule 10b-5 promulgated thereunder.

        A determination as to whether the Indemnitee shall be entitled to indemnification under this Section 3 shall be made in accordance with Section 4(a) hereof. Expenses incurred by the Indemnitee in defending any claim to which this Section 3 applies shall be paid by the Company as they are actually and reasonably incurred in advance of the final disposition of such claim under the procedure set forth in Section 4(b) hereof.

        4. Certain Procedures Relating to Indemnification. (a) For purposes of pursuing his rights to indemnification under Section 3 hereof, the Indemnitee shall (i) submit to the Board a sworn statement of request for indemnification substantially in the form of Exhibit I attached hereto and made a part hereof (the "Indemnification Statement") averring that he is entitled to indemnification hereunder; and (ii) present to the Company reasonable evidence of all amounts for which indemnification is requested. Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification hereunder, and the Company shall, within 60 calendar days after submission of the Indemnification Statement, make the payments requested in the Indemnification Statement to or for the benefit of the Indemnitee, unless (i) within such 60-calendar-day period the Board shall resolve by vote of a majority of the Directors at a meeting at which a quorum is present that the Indemnitee is not entitled to indemnification under Section 3 hereof, (ii) such vote shall be based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and (iii) the Indemnitee shall have received within such period notice in writing of such vote, which notice shall disclose with particularity the evidence upon which the vote is based. The foregoing notice shall be sworn to by all persons who participated in the vote and voted to deny indemnification. The provisions of this Section 4(a) are intended to be procedural only and shall not affect the right of Indemnitee to indemnification under Section 3 of this Agreement so long as Indemnitee follows the prescribed procedure and any determination by the Board that Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review by any court of competent jurisdiction.

        (b) For purposes of obtaining payments of Expenses in advance of final disposition pursuant to the second sentence of Section 2(d) or the last sentence of Section 3 hereof, the Indemnitee shall submit to the Company a sworn request for advancement of Expenses substantially in the form of Exhibit 2 attached hereto and made a part hereof (the "Undertaking"), averring that he has reasonably incurred actual Expenses in defending an action, suit or proceeding referred to in Section 2(a) or 2(b) or any claim referred to in Section 3, or pursuant to Section 7 hereof. Unless at the time of the Indemnitee's act or omission at issue, the Articles of Incorporation or Regulations of the Company prohibit such advances by specific reference to ORC Section 1701.13(E)(5)(a) and unless the only liability asserted against the Indemnitee in the subject action, suit or proceeding is pursuant to ORC Section 1701.95, the Indemnitee shall be eligible to execute Part A of the Undertaking by which he undertakes to (a) repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company and (b) reasonably cooperate with the Company concerning the action, suit, proceeding or claim. In all cases, the Indemnitee shall be eligible to execute Part B of the Undertaking by which he undertakes to repay such amount if it ultimately is determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. In the event that the Indemnitee is eligible to and does execute both Part A and Part B of the Undertaking, the Expenses which are paid by the Company pursuant thereto shall be required to be repaid by the Indemnitee only if he is required to do so under the terms of both Part A and Part B of the Undertaking. Upon receipt of the Undertaking, the Company shall thereafter promptly pay such Expenses of the Indemnitee as are noticed to the Company in writing and in reasonable detail arising out of the matter described in the Undertaking. No security shall be required in connection with any Undertaking.

        5. Limitation on Indemnity. Notwithstanding anything contained herein to the contrary, the Company shall not be required hereby to indemnify the Indemnitee with respect to any action, suit, or proceeding that was initiated by the Indemnitee unless (i) such action, suit, or proceeding was initiated by the Indemnitee to enforce any rights to indemnification arising hereunder and such person shall have been formally adjudged to be entitled to indemnity by reason hereof, (ii) authorized by another agreement to which the Company is a party whether heretofore or hereafter entered, or (iii) otherwise ordered by the court in which the suit was brought.

        6. Subrogation; Duplication of Payments. (a) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery previously vested in the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

        (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has actually received payment (under any insurance policy, the Company's Regulations or otherwise) of the amounts otherwise payable hereunder.

        7. Fees and Expenses of Enforcement. It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, shareholder, or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges, and expenses, including without limitation fees and expenses of attorneys and others, reasonably incurred by the Indemnitee pursuant to this Section 7.

        8. Merger or Consolidation. In the event that the Company shall be a constituent corporation in a consolidation, merger, or other reorganization, the Company, if it shall not be the surviving, resulting, or acquiring corporation therein, shall require as a condition thereto that the surviving, resulting, or acquiring corporation agree to assume all of the obligations of the Company hereunder and to indemnify the Indemnitee to the full extent provided herein. Whether or not the Company is the resulting, surviving, or acquiring corporation in any such transaction, the Indemnitee shall also stand in the same position under this Agreement with respect to the resulting, surviving, or acquiring corporation as he would have with respect to the Company if its separate existence had continued.

        9. Nonexclusivity and Severability. (a) The rights to indemnification provided by this Agreement shall not be exclusive of any other rights of indemnification to which the Indemnitee may be entitled under the Articles of Incorporation, the Regulations, the ORC or any other statute, any insurance policy, agreement, or vote of shareholders or directors or otherwise, as to any actions or failures to act by the Indemnitee, and shall continue after he has ceased to be a Director, officer, employee, or agent of the Company or other entity for which his service gives rise to a right hereunder, and shall inure to the benefit of his heirs, executors, and administrators.

        (b) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable, or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable, or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid, and legal.

        10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.

        11. Modification. This Agreement and the rights and duties of the Indemnitee and the Company hereunder may be modified only by an instrument in writing signed by both parties hereto.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                      CLEVELAND-CLIFFS INC

                                      By
                                        -------------------------------------
                                        President and Chief Executive Officer


                                        -------------------------------------
                                             [Signature of Indemnitee]

                                                                       Exhibit l

                            INDEMNIFICATION STATEMENT

STATE OF   )
           ) ss:
COUNTY OF  )

        I, _______________ being first duly sworn, do depose and say as follows:

        1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement, dated , ___________, __________ between Cleveland-Cliffs Inc (the "Company"), an Ohio corporation, and the undersigned.

        2. I am requesting indemnification against costs, charges, expenses (which may include fees and expenses of attorneys and/or others), judgments, fines, and amounts paid in settlement (collectively, "Liabilities"), which have been actually and reasonably incurred by me in connection with a claim referred to in Section 3 of the aforesaid Indemnification Agreement.

        3. With respect to all matters related to any such claim, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.

        4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have or may arise out of
_______________________________________________________________________________
_______________________________________________________________________________.


                                                     __________________________
                                                     [Signature of Indemnitee]

        Subscribed and sworn to before me, a Notary Public in and for said County and State, this_______ of _______ , _____________

[Seal]

        My commission expires the_____day of___________, _____________

                                                                       Exhibit 2
                                   UNDERTAKING

STATE OF    )
            ) ss:
COUNTY OF   )

        I, being first duly sworn, do depose and say as follows:

        1. This Undertaking is submitted pursuant to the Indemnification Agreement, dated ______________________________________ , between
Cleveland-Cliffs Inc (the "Company"), an Ohio corporation, and the undersigned.

        2. I am requesting payment of costs, charges, and expenses which I have reasonably incurred or will reasonably incur in defending an action, suit or proceeding, referred to in Section 2(a) or 2(b) or any claim referred to in
Section 3, or pursuant to Section 7, of the aforesaid Indemnification Agreement.

        3. The costs, charges, and expenses for which payment is requested are, in general , all expenses related to ___________________________________________
________________________________________________________________________________

        4.     Part A

        I hereby undertake to (a) repay all amounts paid pursuant hereto if it is proved by clear and convincing evidence in a court of competent jurisdiction that my action or failure to act which is the subject of the matter described herein involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company and (b) reasonably cooperate with the Company concerning the action, suit, proceeding or claim.

                                                ______________________________
                                                   (Signature of Indemnitee)


        4.     Part B

        I hereby undertake to repay all amounts paid pursuant hereto if it ultimately is determined that I am not entitled to be indemnified by the Company under the aforesaid Indemnification Agreement or otherwise.


                                                ______________________________
                                                   (Signature of Indemnitee)

        Subscribed and sworn to before me, a Notary Public in and for said County and State, this ____________day of ________________________,
_____________________.


[Seal]

        My commission expires the ________ day of_____________,_______________.

                                                                       EXHIBIT C

                   AMENDED AND RESTATED TRUST AGREEMENT NO. 2
               FORM OF DIRECTOR/0FFICER INDEMNIFICATION AGREEMENT

                 DIRECTOR AND OFFICER INDEMNIFICATION AGREEMENT

                  This Director and Officer Indemnification Agreement ("AGREEMENT") is made as of _____________, by and between Cleveland-Cliffs Inc, an Ohio corporation (the "COMPANY"), and ___________________ (the "INDEMNITEE"), a Director and an officer of the Company.

                                    RECITALS:

                  A. The Indemnitee is presently serving as a Director and an officer of the Company and the Company desires the Indemnitee to continue in such capacities. The Indemnitee is willing, subject to certain conditions including without limitation the execution and performance of this Agreement by the Company, to continue serving in such capacities.

                  B. In addition to the indemnification to which the Indemnitee is entitled under the Regulations of the Company (the "REGULATIONS"), the Company has obtained, at its sole expense, insurance protecting the Company and its officers and Directors, including the Indemnitee, against certain losses arising out of actual or threatened actions, suits, or proceedings to which such persons may be made or threatened to be made parties.

                  Accordingly, and in order to induce the Indemnitee to continue to serve in his present capacity, the Company and the Indemnitee agree as follows:

                                   AGREEMENT:

        1. Continued Service. The Indemnitee shall continue to serve, at the will of the Company or in accordance with a separate contract, to the extent that such a contract is in effect at the time in question, as a Director and an officer of the Company so long as he is duly elected and qualified in accordance with the Regulations or until he resigns in writing in accordance with applicable law.

        2. Initial Indemnity. (a) The Company shall indemnify the Indemnitee if or when he is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company), by reason of the fact that he is or was a Director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee, member, manager or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or omitted in any such capacity, against any and all costs, charges, expenses (including without limitation fees and expenses of attorneys and/or others; all such costs, charges and expenses being herein jointly referred to as "EXPENSES"), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection therewith, including any appeal of or from any judgment or decision, unless it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company, and, with respect to any criminal action or proceeding, if the Indemnitee had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.

           (b) The Company shall indemnify the Indemnitee if or when he is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding by or in the right of the Company to procure a judgment in its favor, by reason of the fact that the Indemnitee is or was a Director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee, member, manager or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against any and all Expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement thereof or any appeal of or from any judgment or decision, unless it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company, except that no indemnification pursuant to this Section 2(b) shall be made in respect of any action or suit in which the only liability asserted against the Indemnitee is pursuant to Section 1701.95 of the Ohio Revised Code (the "ORC").

           (c) Any indemnification under Section 2(a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in
Section 2(a) or 2(b). Such authorization shall be made (i) by the Board of Directors of the Company (the "BOARD") by a majority vote of a quorum consisting of Directors who were not and are not parties to or threatened with such action, suit, or proceeding, or (ii) if such a quorum of disinterested Directors is not available or if a majority of such quorum so directs, in a written opinion by independent legal counsel (designated for such purpose by the Board) which shall not be an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Company, or any person to be indemnified, within the five years preceding such determination, or (iii) by the shareholders of the Company (the "SHAREHOLDERS"), or (iv) by the court in which such action, suit, or proceeding was brought.

           (d) To the extent that the Indemnitee has been successful on the merits or otherwise, including without limitation the dismissal of an action without prejudice, in defense of any action, suit, or proceeding referred to in
Section 2(a) or 2(b), or in defense of any claim, issue, or matter therein, he shall be indemnified against Expenses actually and reasonably incurred by him in connection therewith.

           (e) Expenses actually and reasonably incurred by the Indemnitee in defending any such action, suit, or proceeding shall be paid by the Company as they are incurred in advance of the final disposition of such action, suit, or proceeding under the procedure set forth in Section 4(b) hereof.

           (f) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a Director, officer, employee, or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; and with respect to conduct by Indemnitee in his capacity as a trustee, administrator or other fiduciary of any employee benefit plan of the Company, if the Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants or beneficiaries of such employee benefit plan, he shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to herein.

           (g) No amendment to the Amended Articles of Incorporation of the Company (the "ARTICLES"), or the Regulations shall deny, diminish, or encumber the Indemnitee's rights to indemnity pursuant to the Regulations, the Ohio Revised Code (the "ORC"), or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the "EFFECTIVE DATE") upon which the amendment was approved by the Shareholders. In the event that the Company shall purport to adopt any amendment to its Articles or Regulations or take any other action, the effect of which is to deny, diminish, or encumber the Indemnitee's rights to indemnity pursuant to the Articles, the Regulations, the ORC, or any such other law, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof.

         3. Additional Indemnification. (a) Pursuant to Section 1701.13(E)(6) of the ORC, without limiting any right which the Indemnitee may have pursuant to
Section 2 hereof or any other provision of this Agreement or the Articles, the Regulations, the ORC, any policy of insurance, or otherwise, but subject to any limitation on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder and subject to the following provisions of this Section 3(a), the Company shall indemnify the Indemnitee against any amount which he is or becomes obligated to pay relating to or arising out of any claim made against him because of any act, failure to act, or neglect or breach of duty, including any actual or alleged error, misstatement, or misleading statement, which he commits, suffers, permits, or acquiesces in while acting in his capacity as a Director or an officer of the Company. The payments which the Company is obligated to make pursuant to this
Section 3(a) shall include without limitation judgments, fines, and amounts paid in settlement and any and all Expenses actually and reasonably incurred by the Indemnitee in connection therewith including any appeal of or from any judgment or decision; provided, however, that the Company shall not be obligated under this Section 3(a) to make any payment in connection with any claim against the
Indemnitee:

                  (i) to the extent of any fine or similar governmental imposition which the Company is prohibited by applicable law from paying which results from a final, nonappealable order; or

                  (ii) to the extent based upon or attributable to the Indemnitee having actually realized a personal gain or profit to which he was not legally entitled, including without limitation profit from the purchase and sale by the Indemnitee of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, or profit arising from transactions in publicly traded securities of the Company which were effected by the Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, or Rule 10b-5 promulgated thereunder.

           (b) A determination as to whether the Indemnitee shall be entitled to indemnification under this Section 3(a) shall be made in accordance with Section 4(a) hereof. Expenses incurred by the Indemnitee in defending any claim to which this Section 3(a) applies shall be paid by the Company as they are actually and reasonably incurred in advance of the final disposition of such claim under the procedure set forth in Section 4(b) hereof.

         4. Certain Procedures Relating to Indemnification. (a) For purposes of pursuing his rights to indemnification under Section 3(a) hereof, the Indemnitee shall (i) submit to the Board a sworn statement of request for indemnification substantially in the form of Exhibit l attached hereto and made a part hereof (the "INDEMNIFICATION STATEMENT") averring that he is entitled to indemnification hereunder; and (ii) present to the Company reasonable evidence of all amounts for which indemnification is requested. Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification hereunder, and the Company shall, within 60 calendar days after submission of the Indemnification Statement, make the payments requested in the Indemnification Statement to or for the benefit of the Indemnitee, unless (i) within such 60-calendar-day period the Board shall resolve by vote of a majority of the Directors at a meeting at which a quorum is present that the Indemnitee is not entitled to indemnification under Section 3(a) hereof, (ii) such vote shall be based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and (iii) the Indemnitee shall have received within such period notice in writing of such vote, which notice shall disclose with particularity the evidence upon which the vote is based. The foregoing notice shall be sworn to by all persons who participated in the vote and voted to deny indemnification. The provisions of this Section 4(a) are intended to be procedural only and shall not affect the right of Indemnitee to indemnification under Section 3(a) of this Agreement so long as Indemnitee follows the prescribed procedure, and any determination by the Board that Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review by any court of competent jurisdiction.

           (b) For purposes of obtaining payments of Expenses in advance of final disposition pursuant to Section 2(e) or the last sentence of Section 3(b), the Indemnitee shall submit to the Company a sworn request for advancement of Expenses substantially in the form of Exhibit 2 attached hereto and made a part hereof (the "UNDERTAKING"), averring that he has reasonably incurred actual Expenses in defending an action, suit or proceeding referred to in Section 2(a) or 2(b) or any claim referred to in Section 3(a), or pursuant to Section 7 hereof. The Indemnitee shall execute Part A of the Undertaking by which he undertakes to: (i) repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company; and
(ii) reasonably cooperate with the Company concerning the action, suit, proceeding or claim. In all cases, Indemnitee shall be eligible to execute Part B of the Undertaking by which he undertakes to repay such amount if it ultimately is determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. In the event that the Indemnitee is eligible to and does execute both Part A and Part B of the Undertaking, the Expenses which are paid by the Company pursuant thereto shall be required to be repaid by the Indemnitee only if he is required to do so under the terms of both Part A and Part B of the Undertaking. Upon receipt of the Undertaking, the Company shall thereafter promptly pay such Expenses of the Indemnitee as are noticed to the Company in writing in reasonable detail arising out of the matter described in the Undertaking. No security shall be required in connection with any Undertaking.

         5. Limitation on Indemnity. Notwithstanding anything contained herein to the contrary, the Company shall not be required hereby to indemnify the Indemnitee with respect to any action, suit, or proceeding that was initiated by the Indemnitee unless (i) such action, suit, or proceeding was initiated by the Indemnitee to enforce any rights to indemnification arising hereunder and such person shall have been formally adjudged to be entitled to indemnity by reason hereof, (ii) authorized by another agreement to which the Company is a party whether heretofore or hereafter entered, or (iii) otherwise ordered by the court in which the suit was brought.

         6. Subrogation; Duplication of Payments. (a) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

           (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has actually received payment (under any insurance policy, the Regulations or otherwise) of the amounts otherwise payable hereunder.

         7. Fees and Expenses of Enforcement. It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any Director, officer, shareholder, or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges, and expenses, including without limitation, fees and expenses of attorneys and others, reasonably incurred by the Indemnitee pursuant to this
Section 7.

         8. Merger or Consolidation. In the event that the Company shall be a constituent corporation in a consolidation, merger, or other reorganization, the Company, if it shall not be the surviving, resulting, or acquiring corporation therein, shall require as a condition thereto that the surviving, resulting, or acquiring corporation agree to assume all of the obligations of the Company hereunder and to indemnify the Indemnitee to the full extent provided herein. Whether or not the Company is the resulting, surviving, or acquiring corporation in any such transaction, the Indemnitee shall also stand in the same position under this Agreement with respect to the resulting, surviving, or acquiring corporation as he would have with respect to the Company if its separate existence had continued.

         9. Nonexclusivity and Severability. (a) The rights to indemnification provided by this Agreement shall not be exclusive of any other rights of indemnification to which the Indemnitee may be entitled under the Articles, the Regulations, the ORC or any other statute, any insurance policy, agreement, or vote of shareholders or Directors or otherwise, as to any actions or failures to act by the Indemnitee, and shall continue after he has ceased to be a Director, officer, employee, or agent of the Company or other entity for which his service gives rise to a right hereunder, and shall inure to the benefit of his heirs, executors and administrators. In the event of any payment under this Agreement, the Company shall be subrogated to the extent thereof to all rights of recovery previously vested in the Indemnitee, who shall execute all instruments and take all other actions as shall be reasonably necessary for the Company to enforce such rights.

           (b) Except as provided in Section 9(a), the rights to indemnification provided by this Agreement are personal to Indemnitee and are non-transferable by Indemnitee, and no party other than the Indemnitee is entitled to indemnification under this Agreement.

           (c) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

         10. Security. To ensure that the Company's obligations pursuant to this Agreement can be enforced by Indemnitee, the Company may, at its option, establish a trust pursuant to which the Company's obligations pursuant to this Agreement and other similar agreements can be funded.

         11. Notices. All notices and other communications hereunder shall be in writing and shall be personally delivered or sent by recognized overnight courier service (a) if to the Company, to the then-current principal executive offices of the Company (Attention: General Counsel) or (b) if to the Indemnitee, to the last known address of Indemnitee as reflected in the

Company's records. Either party may change its address or the delivery of notices or other communications hereunder by providing notice to the other party as provided in this Section 12. All notices shall be effective upon actual delivery by the methods specified in this Section 12.

         12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.

         13. Modification. This Agreement and the rights and duties of the Indemnitee and the Company hereunder may be modified only by an instrument in writing signed by both parties hereto.

         14. Prior Agreement. This Agreement amends and restates the Officer Indemnification Agreement, dated as of _______________(the "PRIOR AGREEMENT"), between the Company and the Indemnitee, which Prior Agreement shall, without further action, be superseded as of the date first above written.

             IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                      CLEVELAND-CLIFFS INC


                                      By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                              ----------------------------------
                                                       Indemnitee

                                                                       Exhibit 1

                            INDEMNIFICATION STATEMENT

STATE OF                                    )
        ___________________________________
                                            )  SS
COUNTY OF                                   )
        ___________________________________


         I, ________________ , being first duly sworn, do depose and say as follows:

         1. This Indemnification Statement is submitted pursuant to the Director and Officer Indemnification Agreement, dated ____________ __, _________, between Cleveland-Cliffs Inc, an Ohio corporation (the "COMPANY"), and the undersigned.

         2. I am requesting indemnification against costs, charges, expenses (which may include fees and expenses of attorneys and/or others), judgments, fines, and amounts paid in settlement (collectively, "LIABILITIES"), which have been actually and reasonably incurred by me in connection with a claim referred to in Section 3(a) of the aforesaid Indemnification Agreement.

         3. With respect to all matters related to any such claim, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.

         4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have or may arise out of
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________ .



                                                    _________________________
                                                    [Signature of Indemnitee]


         Subscribed and sworn to before me, a Notary Public in and for said County and State, this ____ day of ____________, ____.


                                                    _________________________


[Seal]

         My commission expires the ____ day of _____________, ______.

                                                                       Exhibit 2

                                   UNDERTAKING

STATE OF                                    )
        ___________________________________
                                            )  SS
COUNTY OF                                   )
        ___________________________________


                  I, ____________________, being first duly sworn, do depose and say as follows:

                  l. This Undertaking is submitted pursuant to the Director and Officer Indemnification Agreement, dated ____________ __, ________, between Cleveland-Cliffs Inc, an Ohio corporation (the "COMPANY") and the undersigned.

                  2. I am requesting payment of costs, charges, and expenses which I have reasonably incurred or will reasonably incur in defending an action, suit or proceeding, referred to in Section 2(a) or 2(b) or any claim referred to in Section 3(a), or pursuant to Section 8, of the aforesaid Indemnification Agreement.

         3. The costs, charges, and expenses for which payment is requested are, in general, all expenses related to ___________________________________________
_______________________________________________________________________________
_______________________________________________________________________.

         4. Part A(1)

         I hereby undertake to (a) repay all amounts paid pursuant hereto if it is proved by clear and convincing evidence in a court of competent jurisdiction that my action or failure to act which is the subject of the matter described herein involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company and (b) reasonably cooperate with the Company concerning the action, suit, proceeding or claim.


                                                    _________________________
                                                    [Signature of Indemnitee]

         4. Part B

--------
(1) The Indemnitee shall not be eligible to execute Part A of this Undertaking if, at the time of the Indemnitee's act or omission at issue, the Articles or the Regulations of the Company prohibit such advances by specific reference to the Ohio Revised Code (the "ORC") Section 1701.13(E)(5)(a), or if the only liability asserted against the Indemnitee is in an action, suit or proceeding on the Company's behalf pursuant to ORC Section 1701.95. In the event that the Indemnitee is eligible to and does execute both Part A and Part B hereof, the costs, charges and expenses which are paid by the Company pursuant hereto shall be required to be repaid by the Indemnitee only if he is required to do so under the terms of both Part A and Part B hereof.

         I hereby undertake to repay all amounts paid pursuant hereto if it ultimately is determined that I am not entitled to be indemnified by the Company under the aforesaid Indemnification Agreement or otherwise.


                                                    _________________________
                                                    [Signature of Indemnitee]

         Subscribed and sworn to before me, a Notary Public in and for said County and State, this ____ day of ___________, ____.




[Seal]

                                                    _________________________


         My commission expires the _____ day of _______________, ____.

                                                                       EXHIBIT D

                   AMENDED AND RESTATED TRUST AGREEMENT NO. 2.
                               DIRECTORS/OFFICERS

Directors

John S. Brinzo
Ronald C. Cambre
Robert S. Colman
Ranks Cucuz
James D. Ireland III
G. Frank Joklik
E. Bradley Jones
Leslie Lazar Kanuk
Anthony A. Massaro
Francis R. McAllister
M. Thomas Moore
John C. Morley
Stephen B. Oresman
Roger Phillips
Richard K. Riederer
Alan Schwartz
Jeptha H. Wade
Alton W. Whitehouse


Directors/Officers

David H. Gunning